Exhibit 10(x)

Georgia - DeKalb County
Loan No.  C-331971
          C-332344

RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn:  Connie Schmitz
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                               (With License Back)

         THIS Absolute Assignment of Leases and Rents (this "Assignment") is made as of the 6th day of December, 2001, by and between KOGER EQUITY, INC., a Florida corporation, whose mailing address is 433 Plaza Real, Suite 335, Boca Raton, Florida 33432, (herein called "Borrower") and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose mailing address is c/o Real Estate Department, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, (herein called "Lender").

                                    RECITALS


         A. Lender has made loans to Borrower evidenced by (i) the Tranche A Promissory Note dated as of December 16, 1996 executed by Borrower for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS ($100,500,000.00), with final maturity no later than January 2, 2007 and with interest as therein expressed and amended September 30, 1997, May 1, 1998, and which is being amended concurrently herewith; (ii) the Tranche B Promissory Note dated as of December 16, 1996 executed by Borrower for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS ($89,500,000.00), with final maturity no later than January 2, 2009 and with interest as therein expressed, which was amended August 11, 2000 and which is being amended concurrently herewith; (iii) the Tranche C Promissory Note dated as of September 2, 1999 executed by Borrower for the principal sum of FOURTEEN MILLION SEVEN HUNDRED THOUSAND DOLLARS ($14,700,000.00), with final maturity no later than January 1, 2007 and with interest as therein expressed and which is being amended concurrently herewith; and (iv) the Tranche D Promissory Note dated as of September 2, 1999 executed by Borrower for the principal sum of THIRTY MILLION

THREE HUNDRED THOUSAND DOLLARS ($30,300,000.00), with final maturity no later than January 1, 2009 and with interest as therein expressed and which is being amended concurrently herewith (the Tranche A Promissory Note, the Tranche B Promissory Note, the Tranche C Promissory Note, and the Tranche D Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Notes").

     B. The Notes are secured by office buildings and unimproved sites located in various counties and states, evidenced by security instruments of record as follows:

     (i) Master Lien Instrument Mortgage and Security Agreement dated December 19, 1996 securing the Notes; counterparts of which have been recorded in (a) Official Records Book 8507, page 1224 of the public records of Duval County, Florida; (b) Official Records Book 1969, page 356 of the public records of Leon County, Florida; (c) Official Records Book 5173, page 333 of the public records of Orange County, Florida; (d) Official Records Book 9559, page 1088 of the public records of Pinellas County, Florida; (e) as Instrument Number GG7415 in the public records of Shelby County, Tennessee and that certain Deed of Trust and Security Agreement dated August 18, 1997 recorded as Instrument Number GV2951 in the public records of Shelby County, Tennessee; (f) Greenville County, South Carolina; (g) El Paso County, Texas; (h) Bexar County, Texas; and (i) Travis County, Texas; and

     (ii) Master Lien Instrument Mortgage and Security Agreement dated September 2, 1999 securing the Notes, counterparts of which have been recorded
          (a) in Official Records Book 9409, page 1320 of the public records of Duval County, Florida; (b) in Official Records Book R2295, page 932 of the public records of Leon County, Florida; (c) in Official Records Book 5838, page 71 of the public records of Orange County, Florida;
          (d) in Official Records book 10670, page 1 of the public records of Pinellas County, Florida; (e) as Instrument Number JS4479 in the public records of Shelby County, Tennessee; (f) in the public records of Greenville County, South Carolina; (g) El Paso County, Texas; and
          (h) Travis County, Texas; and

     (iii) IDB Deed of Trust and Security Agreement dated September 2, 1999 executed by The Industrial Development Board of the City of Memphis and County of Shelby and Koger Equity, Inc., securing Notes, recorded as Instrument Number JS 4481 in the public records of Shelby County, Tennessee, and Leasehold Deed of Trust and Security Agreement dated September 2, 1999 executed by Koger

          Equity, Inc., securing the Notes, recorded as Instrument Number JS 4480 in the public records of Shelby County, Tennessee.

The foregoing instruments in (i) and (ii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "Existing Lien Instruments." The foregoing instruments in (iii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "IDB Lien Instruments."

     D. The Loan Documents (as defined below) provide for release and substitution of security; at the request of Borrower, Lender has released certain security and has agreed to release additional security and to accept certain other Property (individually and collectively, the "New Security") in substitution therefor, all as more completely described in the recitals to the Master Loan Agreement between Borrower and Lender of even date herewith (the "Master Loan Agreement").

     E. Concurrently with closing the releases and substitutions, Borrower and Lender have agreed (1) to create a Master Loan Agreement containing terms and conditions governing future releases and substitutions, which will facilitate Borrower's ability to release and substitute property and will comprehensively identify the property which is the collateral for the Notes, (2) in the case of New Security located in counties not covered by the Existing Lien Instruments, Borrower will grant Lender first priority security interest on the New Security by execution, delivery and recordation of new security instruments ("New Security Instruments"), (3) in the case of New Security located in the same counties as some of the existing security, Borrower will grant Lender first priority security interest on the New Security by spreading the security and effects of the applicable Existing Lien Instruments to the New Security, and (4) to consolidate the Existing Lien Instruments recorded in the applicable counties and amend and restate them, to amend and restate the IDB Lien Instruments, and amend certain of the other Loan Documents to incorporate the aforedescribed changes, as necessary.

     F. The New Security Instruments include that certain Deed to Secure Debt of even date herewith ("DeKalb County Security Instrument") granting Lender a first priority security interest on the property described in Exhibit "A". In connection therewith, Borrower is assigning to Lender the leases and rents arising from said property, as set forth in detail below.

                               W I T N E S S E T H

     FOR AND IN CONSIDERATION of the indebtedness hereinafter described, Borrower has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey, unto Lender, its successors and assigns forever, all and singular the property hereinafter described (collectively, the "Security"), to wit:

     (a) All rents, issues and profits now existing or hereafter arising from or related to the land, situated in the County of DeKalb and State of Georgia and described in Exhibit "A" attached hereto and fully incorporated herein by reference for all purposes and all improvements and any other property, whether real, personal or mixed, located thereon (which land, improvements and other property are hereinafter referred to individually, for each parcel identified on the Exhibit, as a "Property");

     (b) All of Borrower's rights, titles, interests and privileges, as lessor, in the leases now existing or hereafter made affecting the Property, whether or not made by Borrower and as the same may have been, or may from time to time hereafter be, modified, extended and renewed (hereinafter collectively called the "Leases");

     (c) Unless prohibited by applicable law, all tenant security deposits and other amounts due and becoming due under the Leases;

     (d) All guarantees of the Leases, including guarantees of tenant performance;

     (e) All insurance proceeds, including rental loss coverage and business interruption coverage with respect to the Leases; and

     (f) All judgments and settlements of claims in favor of Borrower (including condemnation proceeds, if any) and all rights, claims and causes of action under any court proceeding, including without limitation any bankruptcy, reorganization or insolvency proceeding, or otherwise arising from the Leases.

     TO HAVE AND TO HOLD the Security unto Lender, its successors and assigns forever, and Borrower does hereby bind itself, its heirs, legal representatives, successors and assigns, to warrant and forever defend the Security unto Lender, its successors and assigns forever against the claim or claims of all persons whomsoever claiming the same or any part thereof.

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Terms Defined Above. As used in this Assignment, the terms "Borrower", "Leases", "Lender", "Property", and "Security" shall have the respective meanings indicated above.

     1.02 Certain Definitions. The following terms shall have the meanings assigned to them below whenever they are used in this Assignment, unless the context clearly otherwise requires. Except where the context otherwise requires, words in the singular form shall include the plural and vice versa.

     "Event of Default" shall mean any Event of Default as defined in the DeKalb County Security Instrument.

     "Master Lien Instrument" shall mean any of the following recorded in the
County: (i) the Existing Lien Instruments, as such instruments may be consolidated, spread, amended, modified, extended or restated from time to time,
(ii) any of the New Security Instruments, including the DeKalb County Security Instrument, as they may be consolidated, spread, amended, modified extended or restated from time to time, and (iii) the IDB Lien Instruments as they may be consolidated, spread, amended, modified, extended or restated from time to time.

     "Master Loan Agreement" is defined in Recital D., above.

     "Loan Documents" shall have the same meaning as defined in the Master Lien Instrument.

     "Obligations" shall mean the following:

     (a) The indebtedness evidenced by the Notes and all interest thereon;

     (b) The performance of all covenants and agreements of Borrower contained in the Loan Documents;

     (c) All funds hereafter advanced by Lender to or for the benefit of Borrower as contemplated by any covenant or provision contained in any Loan Document and all interest thereon;

     (d) All renewals, extensions, rearrangements and modifications of any of the Obligations described hereinabove; and

     (e) Any and all attorneys' fees and expenses of collection payable under the terms of any Loan Document.

                                   ARTICLE II
                                   ASSIGNMENT

     2.01 Absolute Assignment. This Assignment is, and is intended to be, an absolute, unconditional, irrevocable and present assignment, transfer and conveyance of the Security from Borrower to Lender with a concurrent license back to the Borrower (which license is subject to revocation upon the occurrence of an Event of Default as herein provided) and it is understood that the foregoing Assignment is absolute, outright, and effective immediately, and is not intended as merely the granting of a security interest relating to the Obligations.

     2.02 License. Borrower is hereby granted the license to manage and control the Security and to collect at the time of, but not prior to, the date provided for the payment thereof, all rents, issues and profits from the Property, all security deposits and all judgments and settlements of claims (excluding insurance loss and condemnation proceeds) in favor of Borrower and to retain, use and enjoy the same. The license created and granted hereby shall be revocable upon the terms and conditions contained herein.

     2.03 Revocation of License. Immediately upon the occurrence of an Event of Default and at any time thereafter, Lender, without in any way waiving such default, may, at its option and without regard to the adequacy of the security for the Obligations, either by an authorized representative or agent, with or without bringing or instituting any judicial or other action or proceeding, or by a receiver appointed by a court, immediately revoke the license granted in
Section 2.02, as evidenced by a written notice to said effect given to Borrower, and further, at Lender's option (without any obligation to do so), take possession of the Property and the Security and have, hold, manage, lease and operate the Property and the Security on such terms and for such period of time as Lender may deem proper, and, in addition, either with or without taking possession of the Property, demand, sue for or otherwise collect and receive all rents, issues and profits from the Property, including those past due and unpaid, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to the Lender in its sole discretion, and to apply (in such order and priority as Lender shall determine in its sole discretion, any statute, law, custom or use to the contrary notwithstanding) such rents, issues and profits to the payment of:

     (a) all expenses of (i) managing the Property, including without implied limitation, the salaries, fees and wages of a managing agent and such other employees as Lender may in its sole discretion deem necessary or desirable, (ii) operating and maintaining the Property, including without implied limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which Lender may in its sole discretion deem necessary or desirable, (iii) the cost of any and all alterations, renovations, repairs or replacements of or to the Property, and (iv) any and all expenses incident to taking and retaining possession of the Property and the Security; and

     (b) the Obligations.

The exercise by Lender of the rights granted it in this Section 2.03, and the collection and receipt of rents, issues and profits and the application thereof as herein provided, shall not be considered a waiver of any Event of Default.

     2.04 Trust Funds. All monies or funds covered by this Assignment paid to, or for the benefit of, Borrower after an Event of Default are hereby declared, and shall be deemed to be, trust funds in the hands of Borrower for the sole benefit of Lender, until all Events of Default have been cured or waived or the Obligations have been paid and performed in full. Borrower, or any officer, director, representative or agent thereof receiving such trust funds or having control or direction of same, is hereby made and shall be construed to be a trustee of such trust funds so received or under its control and direction, and such person shall be under a strict obligation and duty should such persons receive or constructively receive trust funds to (1) remit any and all such trust funds to Lender within twenty-four (24) hours of receipt, upon demand therefor by Lender or (2) to apply such trust funds only to Obligations then due or the operating expenses of the Property.

                                   ARTICLE III
                    COVENANTS, REPRESENTATIONS AND WARRANTIES

     3.01 Liability. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property or the Security after an Event of Default, except for acts constituting gross negligence or willful misconduct. Lender shall not be obligated to perform or discharge, nor does Lender hereby undertake to perform or discharge, any obligation, duty or liability under any Lease or under or by reason of this Assignment, and Borrower shall and does hereby indemnify Lender for, and save and hold Lender harmless from, any and all liability, loss or damages, except so much thereof as shall result from the gross negligence or willful misconduct of Lender, which may or might be incurred under any Lease or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease, including without implied limitation, any claims by any tenants of credit for rents for any period paid to and received by Borrower but not delivered to Lender. Should Lender incur any such liability under any Lease, under or by reason of this Assignment or in defense of any such claim or demand, the amount thereof, including without implied limitation all costs, expenses and attorneys' fees, shall be added to the principal of the Notes and Borrower shall reimburse Lender therefor immediately upon demand. This Assignment shall not operate to place responsibility upon Lender for the control, care, upkeep, management, operation or repair of the Property and the Security or for the carrying out of any of the terms and conditions of any Lease; nor shall this Assignment operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other party, for any dangerous or defective condition of the Property or for any negligence in the control, care, upkeep, operation, management or repair of the Property resulting in loss or injury or death to any tenant, licensee, employee, stranger or other person whatsoever.

     3.02 Termination. Upon payment and performance of the Obligations in full, this Assignment shall become null and void and of no further legal force or effect, but the affidavit, certificate, letter or statement of any officer, agent, authorized representative or attorney of Lender showing any part of the Obligations remaining unpaid or unperformed shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment upon which any person may, and is hereby authorized to, rely. Borrower hereby authorizes and directs all tenants under the Leases, all guarantors of Leases, all insurers providing rental loss or business interruption insurance with respect to the Property, all governmental authorities and all other occupants of the Property, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Notes and that an Event of Default exists, to pay over to Lender all rents and other amounts due and to become due under the Leases and under guaranties of the Leases and all other issues and profits from the Property and to continue so to do until otherwise notified in writing by Lender. This right may be exercised without Lender taking actual or constructive possession of the Property or any part thereof.

     3.03 Security. Lender may take or release any security for the payment or performance of the Obligations, may release any party primarily or secondarily liable therefor and may apply any security held by it to the satisfaction of all or any portion of the Obligations, without prejudice to any of its rights under this Assignment, the other Loan Documents or otherwise available at law or in equity.

     3.04 Covenants. Borrower covenants with Lender (a) to observe and perform all material obligations imposed upon the lessor under all Leases and not to do or permit to be done anything to impair the same without Lender's prior written consent, provided, however, this subsection (a) shall only apply to leases of 10,000 or more square feet unless Borrower has acted or failed to act in such a way as to cause a breach of the lessor's obligations in 25% or more of the Leases (by number of leases then in effect and not by square footage) then in effect within any Pool (as defined in the Master Loan Agreement) in which case, Borrower shall be in default under this subsection (a); (b) not to collect any of the rent or other amounts due under any Lease or other issues or profits from the Property in any manner in advance of the time when the same shall become due (save and except only for collecting two months' rent in advance plus the security deposit, if any, at the time of execution of a Lease); (c) not to execute any other assignment of rents, issues or profits arising or accruing from the Leases or from the Property; (d) with respect to leases of 10,000 or more square feet, not to enter into any lease agreement affecting the Property, except those leases entered into in the ordinary course of business and utilizing Borrower's standard form lease previously approved by Lender, with no substantial modifications thereto, without the prior written consent of Lender, which consent or denial will be given by Lender within five (5) business days of receipt of said Lease for consideration by Lender; (e) to execute and deliver, at the request of Lender, all such further assurances and acknowledgments of the assignment contained herein and the other provisions hereof, with respect to specific Leases or otherwise, as Lender shall from time to time require; (f) to use reasonable efforts to obtain from any tenant at the

Property, from time to time as requested by Lender, estoppel certificates, in form and substance satisfactory to Lender, confirming the terms of such tenant's Lease and the absence of default thereunder; and (g) with respect to leases of 10,000 or more square feet, not to cancel, surrender or terminate any Lease, exercise any option which might lead to such termination or consent to any change, modification, or alteration thereof, to the release of any party liable thereunder or to the assignment of the lessee's interest therein, except as is consistent with the usual and customary operation of the Property, without the prior written consent of Lender, which consent or denial will be given by Lender within five (5) business days of receipt of said Lease for consideration by Lender, and any of said acts, if done without the prior written consent of Lender, shall be null and void.

     3.05 Authority to Assign. Borrower represents and warrants that (a) Borrower has full right and authority to execute this Assignment and has no knowledge of any existing defaults under any of the existing Leases, (b) all conditions precedent to the effectiveness of said existing Leases have been satisfied, (c) Borrower has not executed or granted any modification of the existing Leases, either orally or in writing, (d) the existing Leases are in full force and effect according to the terms set forth in the lease instruments heretofore submitted to Lender and (e) Borrower has not executed any other instrument which might prevent Lender from operating under any of the terms and conditions of this Assignment, including any other assignment of the Leases or the rents, issues and profits from the Property.

     3.06 Cross-Default. Violation or default under any of the covenants, representations, warranties and provisions contained in this Assignment by the Borrower shall be deemed a default hereunder as well as under the terms of the other Loan Documents, and any default thereunder shall likewise be a default under this Assignment. Any default by Borrower under any of the terms of any Lease shall be deemed a default hereunder and under the terms of the other Loan Documents, and any expenditures made by Lender in curing such default on Borrower's behalf, with interest thereon at the Default Rate (as defined in the Notes), shall become part of the Obligations.

     3.07 No Mortgagee in Possession. The acceptance by Lender of this Assignment, with all of the rights, powers, privileges and authority created hereby, shall not, prior to entry upon and taking possession of the Property by Lender, be deemed or construed to constitute Lender a "mortgagee in possession", or hereafter or at any time or in any event obligate Lender to appear in or defend any action or proceeding relating to any Lease, the Property or the Security, to take any action hereunder, to expend any money, incur any expense, perform or discharge any obligation, duty or liability under any Lease, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any tenant and not actually delivered to Lender. Lender shall not be liable in any way for any injury or damage to any person or property sustained in or about the Property.

                                   ARTICLE IV
                                     GENERAL

     4.01 Remedies. The rights and remedies provided Lender in this Assignment and the other Loan Documents are cumulative. Nothing contained in this Assignment, and no act done or omitted by Lender pursuant hereto, including without implied limitation the collection of any rents, shall be deemed to be a waiver by Lender of any of its rights and remedies under the other Loan Documents or applicable law or a waiver of any default under the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies provided Lender by the other Loan Documents. The right of Lender to collect the principal sum and interest due on the Notes and to enforce the other Loan Documents may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

     4.02 Notices. Any notice or demand hereunder shall be in writing, may be delivered personally or sent by certified mail with postage prepaid, by reputable courier service with charges prepaid, by telecopier or by such other method whereby the receipt thereof may be confirmed. Any notice or demand sent to Borrower by certified mail or reputable courier service shall be addressed to Borrower at the address set forth above or such other address in the United States of America as Borrower shall designate in a notice to Lender given in the manner described herein. Any notice sent to Borrower by telecopier shall be telecopied to 561-394-7712 or to such other telecopier number in the United States of America as shall be designated in a notice given to Lender in the manner described herein. Any notice sent to Lender shall be addressed to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202 and shall refer to the Loan No. set forth above and, if telecopied, shall be telecopied to 414/665-1557 or at such other address or telecopier number as Lender shall designate in a notice given in the manner described herein. Any notice or demand sent hereunder by telecopier shall also be sent by certified mail or reputable courier service. Any notice or demand hereunder shall be deemed given when received. Any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered for any reason whatsoever at the address or telecopier number specified herein or such other address or telecopier number designated pursuant hereto shall be deemed received as of the date of attempted delivery.

     4.03 Appointment. Borrower irrevocably appoints Lender its true and lawful attorney in fact, which appointment is coupled with an interest, to execute any or all of the rights or powers described herein with the same force and effect as if executed by Borrower, and Borrower ratifies and confirms any and all acts done or omitted to be done by Lender, its agents, servants, employees or attorneys in, to or about the Property.

     4.04 Captions. The titles and headings of the various Articles and Sections hereof are intended solely for reference and are not intended to modify, explain or affect the meaning of the provisions of this Assignment.

     4.05 Severability. If any of the provisions of this Assignment or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Assignment, and the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

     4.06 Attorneys' Fees. In the event of any controversy, claim, dispute, or litigation between the parties hereto to enforce any provision of this Assignment or any right of Lender hereunder, Borrower agrees to pay to Lender all costs and expenses, including reasonable attorneys' fees incurred therein by Lender, whether in preparation for or during any trial, as a result of an appeal from a judgment entered in such litigation or otherwise.

     4.07 Amendments. This Assignment may not be modified, amended or otherwise changed in any manner unless done so by a writing executed by the parties hereto.

     4.08 Benefits. This Assignment and all the covenants, terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     4.09 Assignment. Borrower shall have no right to assign or transfer the revocable license granted herein. Any such assignment or transfer shall constitute a default.

     4.10 Time of Essence. Time is of the essence of this Assignment.

     4.11 Governing Law. The laws of the State named in the upper left-hand corner of this Assignment shall govern and control the interpretation of this Assignment and the rights, obligations, duties and liabilities of the parties hereto.

     4.12 Limitation of Liability. Notwithstanding any provision contained in this Assignment, the personal liability of Borrower shall be limited as provided in the Notes.



                  (remainder of page intentionally left blank)

         IN WITNESS WHEREOF this Assignment has been entered into as of the day and year first-above written.

                                        BORROWER:
Signed, sealed and delivered            KOGER EQUITY, INC., a Florida
  in the presence of:                   corporation

s/Steven J. Vainder                     By:  s/Thomas Brockwell
------------------------------------       -------------------------------------
Witness Steven J. Vainder                      Vice President
---------------------------                -------------------------------------


s/Clara L. Diaz
---------------------------
Notary Public
Miami-Dade County, Florida
My commission expires:  October 30, 2003
         My Commission # CC 850933

(corporate seal)




                       (signatures continued on next page)

                    (signatures continued from previous page)


                                              LENDER:
                                              THE NORTHWESTERN MUTUAL
                                              LIFE INSURANCE COMPANY, a
                                              Wisconsin corporation

                                              By: Northwestern Investment
                                                  Management Company, LLC, a
                                                  Delaware limited liability
                                                  company, its wholly-owned
                                                  affiliate and authorized
                                                  representative
Signed, sealed and delivered
 in the presence of:
s/Janis E. Miller                                 By: s/Robert M. Ruess
---------------------------                           --------------------------
Janis E. Miller (Witness)                               Robert M. Ruess,
                                                        Managing Director

s/Janet M. Szukalski                         Attest:    s/Daniel c. Knuth
------------------------------------                ----------------------------
Janet M. Szukalski                                        Daniel C. Knuth,
Notary Public                                             Assistant Secretary
Milwaukee County, Wisconsin
My commission expires:  May 9, 2004

(corporate seal)









This instrument was prepared by Sally J. Lewis, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

                                   EXHIBIT "A"

                     Description of Property located in the
                       County of DeKalb, State of Georgia

Lincoln Parkway
1455 Lincoln Parkway, Atlanta, Georgia

FEE PARCEL:

All that tract or parcel of land lying and being in Land Lot 346 of the 18th District of DeKalb County, Georgia, and being more particularly described as follows:

BEGINNING at a1/2-inch rebar found at the point of intersection of the line dividing Land Lots 346 and 347, said District and County with the northern right-of-way line of Interstate Highway 285 (limited access highway) and running thence North 08 degrees 17 minutes 28 seconds East a distance of 570.18 feet to an iron pin set; running thence North 86 degrees 21 minutes 28 seconds East a distance of 298.64 feet to an iron pin set on the western right-of-way line of Old Georgetown Trail (60-foot right-of-way); running thence South 06 degrees 39 minutes 32 seconds East along said right-of-way line a distance of 161.07 feet to an iron pin set at the terminus of said right-of-way line of Old Georgetown Trail; running thence North 83 degrees 22 minutes 58 seconds East along said terminus a distance of 60.0 feet to a 1/2-inch rebar found; running thence South 05 degrees 06 minutes 02 seconds East a distance of 415.95 feet to a 1/2-inch rebar found on the northern right-of-way line of Interstate Highway 285; running thence South 89 degrees 46 minutes 19 seconds West along said right-of-way line a distance of 73.95 feet to a point; running thence in a westerly direction along the arc of a curve to the left in said right-of-way line, an arc distance of 422.30 feet to the1/2-inch rebar found at the POINT OF BEGINNING (said arc having a radius of 2640.18 feet and being subtended by a chord bearing South 87 degrees 53 minutes 28 seconds West and a distance of 421.85 feet); according to "ALTA/ACSM Land Title Survey of Lincoln Perimeter North for The Northwestern Mutual Life Insurance Company, Lawyers Title Insurance Corporation and White & Case LLP", prepared by W.L. Jorden & Co., Inc., bearing the seal and certification of Louis J. Menchio, Jr., Georgia Registered Land Surveyor No. 1780, dated August 16, 2001.

                              EXHIBIT "A" continued

Easements:
---------

TOGETHER WITH the right of access by pedestrian and vehicular traffic, for ingress and egress between the above described property and Perimeter Center East, a public right-of-way in, on, over, across and through the tracts of land next described, together with the right to construct, maintain and use utility lines therein, the said tracts of land being more particularly described as follows:

BEGINNING at a point located on the boundary line dividing Land Lots 346 and 347, said District and County; which point is located North 08 degrees 17 minutes 28 seconds East, as measured along said Land Lot Line, a distance of
570.18 feet from the intersection of said Land Lot Line and the northern right-of-way line of Interstate Highway 285 (limited access highway); and running thence North 08 degrees 17 minutes 28 seconds East along said Land Lot Line, a distance of 61.32 feet to a point ; running North 86 degrees 21 minutes 28 seconds East, a distance of 282.80 feet to a point located on the western right-of-way line of Old Georgetown Trail (60 foot right-of-way); running thence South 06 degrees 39 minutes 32 seconds East along said right-of-way line, a distance of 60.08 feet to a point; running thence South 86 degrees 21 minutes 28 seconds West a distance of 298.64 feet to the point of beginning; according to "As Built Survey of Lincoln Perimeter North for Aetna Life Insurance Company", dated August 14, 1985, last revised October 30, 1985, plat by W.L. Jorden & Co., Inc., under the seal and certification of Phillip S. Curry, Georgia Registered Land Surveyor No. 2242 (signed by said surveyor on August 20, 1985); and containing 0.40 acre (17,242 square feet) according to said Survey.

and

BEGINNING at a point located on the boundary line dividing Land Lots 347 and 346, said District and County, which point is located North 08 degrees 17 minutes 28 seconds East a distance of 581.13 feet northeasterly from the intersection of said Land Lot Line with the northerly right-of-way line of Interstate Highway 285 (limited access highway), and from said point of beginning; thence continuing along said Land Lot Line North 08 degrees 17 minutes 28 seconds East a distance of 83.27 feet to a point; running thence South 82 degrees 17 minutes 28 seconds West a distance of 16.92 feet to a point; running thence South 81 degrees 52 minutes 58 seconds West a distance of 48.66 feet to a point; running thence along

                              EXHIBIT "A" continued

the arc of a curve a distance of 114.43 feet (said arc being subtended by a chord bearing South 88 degrees 51 minutes 48 seconds West 114.16 feet) to a point; running thence along the arc of a curve a distance of 70.21 feet (said arc being subtended by a chord bearing North 80 degrees 08 minutes 12 seconds West 70.15 feet) to a point; thence North 75 degrees 57 minutes 12 seconds West a distance of 119.42 feet to a point; thence along the arc of a curve a distance of 80.18 feet (said arc being subtended by a chord bearing South 12 degrees 19 minutes 58 seconds West 80.03 feet) to a point; thence South 75 degrees 57 minutes 12 seconds East a distance of 117.03 feet to a point; thence along the arc of a curve a distance of 81.89 feet (said arc being subtended by a chord bearing South 80 degrees 08 minutes 12 seconds East 81.82 feet) to a point; thence along the arc of a curves distance of 133.47 feet (said arc being subtended by a chord bearing North 88 degrees 51 minutes 48 seconds East 133.15 feet) to a point; thence North 81 degrees 52 minutes 58 seconds East a distance of 42.29 feet to a point and the point of beginning, all as more particularly shown on plat of survey for Jack Pogue, Trustee of The Quantum Real Estate, Inc., Trust, prepared by Billy D. Sudderth, Georgia Registered Land Surveyor No. 1361, dated August 18, 1983, revised March 16, 1984.